(CONFIDENTIALITY REQUESTED)

CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED
SEPARATELY WITH THE COMMISSION PURSUANT TO RULE 24B-21 AS
INDICATED BY "(XXX)"


                          Supplemental Agreement No. 1

                                       to

                           Purchase Agreement No. 1947

                                     between

                               The Boeing Company

                                       and

                         Western Pacific Airlines, Inc.

                    Relating to Boeing Model 737-300 Aircraft


             THIS SUPPLEMENTAL AGREEMENT, entered into as of the 27th day of September, 1996, by and between THE BOEING COMPANY, a Delaware corporation (hereinafter called Boeing), and Western Pacific Airlines, Inc., a Delaware corporation with its principal office in the City of Colorado Springs, State of Colorado, (hereinafter called Buyer);


                              W I T N E S S E T H:


             WHEREAS, the parties hereto entered into an agreement on August 21, 1996, relating to Boeing Model 737-300 aircraft, which agreement, as amended, together with all exhibits and specifications attached thereto and made a part thereof, is hereinafter called the "Purchase Agreement;" and

             WHEREAS, the parties desire to supplement the Purchase Agreement as hereinafter set forth to reduce the quantity of Aircraft purchased from ten (10) to six (6), to revise the alternate schedule for advance payments, to revise the agreement for provision of a Model 737 full flight simulator data package and to revise the conditions for provision of enhanced thrust and alternate forward center of gravity, as well as certain additional changes as set forth herein;

             NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

P.A. No. 1947                                                               SA-1
K/WPA

1. Article 1, entitled "Subject Matter of Sale." is deleted in its entirety and replaced by the following new Article 1, which reflects the reduction in the quantity of Aircraft purchased from ten (10) to six (6) in paragraph 1.1, "The Aircraft.". Such revised Article 1 is attached hereto and incorporated into the Purchase Agreement by this reference.

2. Article 2, entitled "Delivery, Title and Risk of Loss.", is deleted in its entirety and replaced by the following new Article 2, which reflects the deletion of one Aircraft in January 1998, two Aircraft in February 1998 and one Aircraft in May 1998, in paragraph 2.1, "Time of Delivery.". Such revised
Article 2 is attached hereto and incorporated into the Purchase Agreement by this reference.

3. Article 3, entitled "Price of Aircraft.", is deleted in its entirety and replaced by the following new Article 3, which reflects the deletion of Aircraft in January 1998, February 1998 and May 1998, in paragraph 3.4.1, "Advance Payment Base Price.". Such revised Article 3 is attached hereto and incorporated into the Purchase Agreement by this reference.

4. Letter Agreement No. 6-1162-JDR-395, entitled "Advance Payment Matters", is revised by deleting in their entirety pages 1 and 2 and page 1 of Attachment A and substituting new pages 1, 2, 3 and 4 and page 1 of Attachment A. This revision (i) replaces the existing alternate schedule for advance payments with a new schedule, (ii) identifies alternate delivery positions if certain of the advance payments are not made in accordance with the new schedule and (iii) identifies requirements relative to predelivery assignment of Buyer's rights and obligations. Such new pages are attached hereto and incorporated into the Purchase Agreement by this reference.

5. Letter Agreement No. 6-1162-JDR-398, entitled "Customer Support Matters", is revised by deleting in their entirety pages 1, 2 and 3 and substituting new pages 1 and 2. This revision replaces the agreement to provide a Boeing Model 737 full flight simulator data package with an agreement to provide a credit memorandum in the amount of [XXXXXX], in July 1995 dollars, to be used only for the purchase of a Model 737 full flight simulator data package. Such new pages are attached hereto and incorporated into the Purchase Agreement by this reference.

P.A. No. 1947                                                               SA-1
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






6. Letter Agreement No. 6-1162-JDR-399, entitled "Configuration Matters", is revised by deleting in their entirety pages 2, 3, 4 and 5 and substituting new pages 2, 3, 4 and 5. This revision (i) deletes the requirement to execute a separate purchase agreement for Model 737-700 aircraft as a condition for provision of credit memoranda for thrust enhancement and alternate forward center of gravity and (ii) revises the payment process for use of thrust enhancement to reflect that all payments, including the initial payment to be made at delivery, for use of thrust enhancement will be made directly to CFMI.

7. Boeing and Buyer agree that the terms and conditions of Letter Agreement No. 1947-1 dated August 21, 1996, shall apply to this Supplemental Agreement No. 1 and related letter agreements.

The Purchase Agreement shall be deemed to be supplemented to the extent herein provided and as so supplemented shall continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                     WESTERN PACIFIC AIRLINES, INC.



By:                                    By:
   ----------------------                 ----------------------

Its:   Attorney-In-Fact                Its:




P.A. No. 1947                                                               SA-1
K/WPA




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